UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):   May 15, 2009

INTERNATIONAL FUEL TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-25367	88-0357508
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

7777 Bonhomme, Suite 1920 St. Louis, Missouri	63105
(Address of principal executive offices)	(Zip Code)

(314) 727-3333
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act.
□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

International Fuel Technology, Inc. (the “Company”) entered into employment agreements with all of its key personnel.  Jonathan R. Burst, the Company’s Chairman and Chief Executive Officer, Stuart D. Beath, the Company’s Chief Financial Officer, Gary Kirk, a member of the Company’s Board of Directors (the “Board”) and the Company’s Director of Sales and Marketing, Sergio C. Trindade, the Company’s Chief of Science and Technology, and Axel Farhi, the Company’s Director of Global Business Development, all signed three year employment agreements.

Mr. Burst and Mr. Beath are executive officers of the Company.  The pertinent details of their employment agreements are set forth below.

2009 Burst Agreement

On May 15, 2009, the Company entered into an employment agreement with Mr. Burst (the “2009 Burst Agreement”).  Pursuant to the 2009 Burst Agreement, Mr. Burst is employed as the Company’s Chief Executive Officer from May 15, 2009 until May 14, 2012.

Pursuant to the terms of the 2009 Burst Agreement, the Company agreed to pay Mr. Burst an annual base salary of $400,000.  Mr. Burst is also eligible to receive a bonus as deemed appropriate by the Board and stock options at the Company’s discretion.

Under the 2009 Burst Agreement, if Mr. Burst’s employment is terminated by the Company for “cause,” or if Mr. Burst terminates his employment other than for “good cause shown,” as defined in the 2009 Burst Agreement, and which includes the occurrence of a change in control, the Company will pay Mr. Burst the salary accrued for the pay period in which the termination occurred, unless termination was for cause and the cause involved fraud, embezzlement or disclosure of confidential information, in which case, the Company would not be liable for any payments to Mr. Burst.  “Cause” is defined in the 2009 Burst Agreement as (i) any fraud, embezzlement or other dishonesty of Mr. Burst that materially and adversely affects the Company’s business or reputation, (ii) disclosure of confidential information to any third party, (iii) Mr. Burst’s refusal to perform his material duties and obligations under the 2009 Burst Agreement, or (iv) Mr. Burst’s willful and intentional misconduct in the performance of his material duties and obligations.

Pursuant to the terms of the 2009 Burst Agreement, if the Company terminates Mr. Burst other than for cause, death or disability, or if Mr. Burst terminates his employment for good cause shown, the Company must pay Mr. Burst’s accrued but unpaid portion of his annual base salary in a lump sum, and will continue to pay Mr. Burst’s annual base salary through May 14, 2012.  In addition, if the Company does not extend Mr. Burst’s contract beyond the terms of the 2009 Burst Agreement, the Company will pay Mr. Burst his current salary over the one-year period after the 2009 Burst Agreement expires.

Under the 2009 Burst Agreement, if Mr. Burst’s employment is terminated by the Company by reason of his death or disability, the Company will pay Mr. Burst’s accrued but unpaid portion of his annual base salary in a lump sum.  In addition, if Mr. Burst’s employment is terminated by reason of disability, the Company will continue to pay Mr. Burst’s annual base salary, less any amounts received by Mr. Burst under any disability insurance coverage maintained by the Company, until the earlier of (i) May 14, 2012, (ii) six months after a determination of disability has been made, or (iii) the date of Mr. Burst’s death.

Pursuant to the 2009 Burst Agreement, during Mr. Burst’s employment, and for a period of five years following termination of Mr. Burst’s employment (i) by Mr. Burst other than for good cause shown, or (ii) by the Company for cause, Mr. Burst is bound by a non-competition clause.  The 2009 Burst Agreement also provides for a non-solicitation period ending one year following Mr. Burst’s termination for any reason.

2009 Beath Agreement

On May 15, 2009, the Company entered into an employment agreement with Mr. Beath (the “2009 Beath Agreement”), that replaced the employment agreement between Mr. Beath and the Company dated July 2, 2007.  Pursuant to the 2009 Beath Agreement, Mr. Beath is employed as the Company’s Chief Financial Officer from May 15, 2009 until May 14, 2012.

Pursuant to the terms of the 2009 Beath Agreement, the Company agreed to pay Mr. Beath an annual base salary of $175,000.  Mr. Beath is also eligible to receive a bonus as deemed appropriate by the Board and stock options at the Company’s discretion.

Under the 2009 Beath Agreement, if Mr. Beath’s employment is terminated by the Company for “cause,” or if Mr. Beath terminates his employment other than for “good cause shown,” as defined in the 2009 Beath Agreement, and which includes the occurrence of a change in control, the Company will pay Mr. Beath the salary accrued for the pay period in which the termination occurred, unless termination was for cause and the cause involved fraud, embezzlement or disclosure of confidential information, in which case, the Company would not be liable for any payments to Mr. Beath.  “Cause” is defined in the 2009 Beath Agreement as (i) any fraud, embezzlement or other dishonesty of Mr. Beath that materially and adversely affects the Company’s business or reputation, (ii) disclosure of confidential information to any third party, (iii) Mr. Beath’s refusal to perform his material duties and obligations under the 2009 Beath Agreement, or (iv) Mr. Beath’s willful and intentional misconduct in the performance of his material duties and obligations.

Pursuant to the terms of the 2009 Beath Agreement, if the Company terminates Mr. Beath other than for cause, death or disability, or if Mr. Beath terminates his employment for good cause shown, the Company must pay Mr. Beath’s accrued but unpaid portion of his annual base salary in a lump sum, and will continue to pay Mr. Beath’s annual base salary through May 14, 2012.

Under the 2009 Beath Agreement, if Mr. Beath’s employment is terminated by the Company by reason of his death or disability, the Company will pay Mr. Beath’s accrued but unpaid portion of his annual base salary in a lump sum.  In addition, if Mr. Beath’s employment is terminated by reason of disability, the Company will continue to pay Mr. Beath’s annual base salary, less any amounts received by Mr. Beath under any disability insurance coverage maintained by the Company, until the earlier of (i) May 14, 2012, (ii) six months after a determination of disability has been made, or (iii) the date of Mr. Beath’s death.

Pursuant to the 2009 Beath Agreement, during Mr. Beath’s employment, and for a period of five years following termination of Mr. Beath’s employment (i) by Mr. Beath other than for good cause shown, or (ii) by the Company for cause, Mr. Beath is bound by a non-competition clause.  The 2009 Beath Agreement also provides for a non-solicitation period ending one year following Mr. Beath’s termination for any reason.

Item 9.01.    Financial Statements and Exhibits

(d)    Exhibits

Exhibit No.	Description
10.1	Employment Agreement by and between International Fuel Technology, Inc. and Jonathan R. Burst dated as of May 15, 2009.
10.2	Employment Agreement by and between International Fuel Technology, Inc. and Stuart D. Beath dated as of May 15, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	November 13, 2009

INTERNATIONAL FUEL TECHNOLOGY, INC.

		By:	/s/ Jonathan R. Burst
		Name:	Jonathan R. Burst
		Title:	Chief Executive Officer

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